Leases	12 Months Ended
Dec. 31, 2020
Disclosure Of Leases [Abstract]
Leases

NOTE 12. LEASES

(a) As a lessee

Precision recognizes right-of-use assets primarily from its leases of real estate and vehicles and equipment.

	Real Estate	Vehicles and Equipment	Total
Balance, January 1, 2019	$—	$—	$—
Transition adjustments	58,635	14,829	73,464
Additions	—	1,947	1,947
Derecognition	(29)	—	(29)
Depreciation	(4,055)	(4,403)	(8,458)
Lease remeasurements	163	—	163
Effect of foreign currency exchange differences	(688)	(257)	(945)
Balance, December 31, 2019	$54,026	$12,116	$66,142
Additions	136	3,031	3,167
Derecognition	—	(2,597)	(2,597)
Depreciation	(3,900)	(3,517)	(7,417)
Lease remeasurements	(6,233)	2,602	(3,631)
Effect of foreign currency exchange differences	(340)	(156)	(496)
Balance, December 31, 2020	$43,689	$11,479	$55,168

Precision’s real estate lease contracts often contain renewal options which may impact the determination of the lease term for purposes of calculating the lease obligation. If it is reasonably certain that a renewal option will be exercised, the renewal period is included in the lease term. When entering a lease, Precision assesses whether it is reasonably certain renewal options will be exercised. Reasonable certainty is established if all relevant facts and circumstances indicate an economic incentive to exercise the renewal option. For the majority of its real estate leases, Precision is reasonably certain it will exercise its renewal option. Accordingly, the renewal period has been included in the lease term used to calculate the lease obligation.

For the period ended December 31, 2020, Precision had total cash outflows of $9 million (2019 – $10 million) in relation to its lease obligations.

The Corporation has commitments under various lease agreements, primarily for real estate and vehicles and equipment. Terms of Precision’s real estate leases run for a period of one to 10 years while vehicle leases are typically for terms of between three and four years. Expected non-cancellable undiscounted operating lease payments are as follows:

	2020	2019
Less than one year	$10,960	$11,954
One to five years	29,630	33,566
More than five years	6,590	11,117
	$47,180	$56,637

(b) As a lessor

Precision leases its rig equipment under long-term drilling contracts with terms ranging from one to five years. At December 31, 2020, the net book value of the underlying rig equipment subject to long-term drilling contracts was $477 million (2019 – $1 billion).

The following table sets out a maturity analysis of lease payments, showing the undiscounted lease payments to be received after December 31, 2020.

Less than one year	$182,139
One to five years	102,216
$284,355

(c) Adoption of IFRS 16, Leases

Precision adopted IFRS 16 on January 1, 2019 using the modified retrospective method of adoption. At the date of initial application, for those leases previously classified as an operating lease under IAS 17, Management elected to recognize and measure the respective right-of-use assets at the amount equal to the lease obligation, adjusted for any prepaid or accrued lease payment immediately before the date of initial application. The opening balance sheet adjustment in relation to these leases was:

January 1, 2019
Right-of-use asset	$73,464
Accounts payable and accrued liabilities	2,800
Lease obligations	(73,464)
Deficit	(2,800)

At the date of transition, Precision derecognized $3 million of its deferred base rent balance which was established to straight-line amortize escalating corporate office rent expenses over the term of the lease.